Exhibit 99.1

Cibus Announces Closing of Merger with Calyxt to Create Industry Leading

Precision Gene Editing and Trait Development Company

Cibus Class A Common Stock to commence trading on Nasdaq Capital Market on June 1, 2023 under ticker symbol “CBUS”

Merger follows closing of $118.5 million private financing by Cibus Global

San Diego, California – June 1, 2023 – Cibus, Inc. (Nasdaq: CBUS), a leading agricultural technology company that develops and licenses plant traits to seed companies for royalties, today announced the closing of its previously announced merger with Calyxt, Inc. (“Calyxt”). In connection with, and immediately preceding, the closing of the merger, Calyxt effected the previously announced reverse stock split of Calyxt common stock at a ratio of 1-for-5. Calyxt filed an amendment to its amended and restated certificate of incorporation to effectuate the reverse stock split as of 4:01 p.m. Eastern Time on May 31, 2023. The combined company will operate under the name “Cibus, Inc.” and shares of its Class A Common Stock will begin trading on an adjusted basis giving effect to the reverse stock split and the closing of the merger when the Nasdaq Capital Market opens on June 1, 2023. The Class A Common Stock will trade on the Nasdaq Capital Market under the symbol “CBUS” and under a new CUSIP number (17166A 101). Giving effect to the merger and the reverse stock split, Cibus has approximately 16,582,599 shares of Class A Common Stock outstanding at closing.

The combined company brings together the technology platforms and facilities of two pioneering companies to create a leading agricultural technology company for the development of Productivity Traits and Sustainable Ingredients.

“2023 has already been a transformational year for Cibus, and a large part of the transformation is the combination with Calyxt. Together, the combined company has over 1,000 patents issued or pending covering a broad range of fundamental enabling technology in gene editing in agriculture,” said Rory Riggs, Chief Executive Officer of Cibus. “Building on key developments in 2023, the merger positions Cibus to expand and grow its operations. In the first half of 2023, we transferred three different traits in two different crops to customers in their elite germplasm. In addition, we are finishing construction of the first trait machine facility which is the industry’s first stand-alone semi-automated trait production facility. We have three other traits in advanced development. The facilities and talented teams brought together in the merger, position Cibus to maintain this momentum.”

“Cibus’ Trait Machine process is a critical breakthrough in breeding technology,” said Gerhard Prante, Vice Chairman of Cibus and former member of the Supervisory Board of Bayer CropScience. “The ability to edit a complex trait directly in a customer’s elite germplasm and return to the customer a market-ready plant is unique. It fundamentally changes the time to develop new traits and the time for the customer to commercialize a trait once it is developed.”

Peter Beetham, President and Chief Operating Officer of Cibus, added, “Traits are a large attractive royalty market that is a critical part of the agricultural industry. Through our gene editing capabilities, we believe we are uniquely positioned to take advantage of the multi-billion-dollar addressable royalty market. Equally important virtually every one of our trait products is intended to address the sustainability of farming in the face of climate change or is intended to help major corporations replace their older ingredients that are generating greenhouse gas emissions with sustainable low carbon ingredients.”

Prior to the merger, Cibus Global, LLC (“Cibus Global”) closed the final tranche of its Series F Preferred Units round, bringing aggregate proceeds to $118.5 million for the full private placement. The financing included participation by funds advised by Fidelity Management & Research Company, as well as by Rory Riggs, Chief Executive Officer of Cibus, and New Ventures Agtech Solutions, a fund affiliated with Mr. Riggs. The Series F Preferred Units sold by Cibus Global in the private placement were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state’s securities laws, and were sold in a transaction not involving a public offering pursuant to an exemption from the registration requirements of the Securities Act.

The combined company will be led by Rory Riggs, who assumes the roles of Chairman of the Board of Directors and Chief Executive Officer. Cibus is headquartered in San Diego, California and Calyxt’s offices, laboratory, and breeding facilities in Roseville, Minnesota, will remain operational as a key site for the combined company.

Canaccord Genuity served as financial advisor and Sidley Austin served as legal counsel to Calyxt. Jones Day is serving as legal counsel to Cibus.

About Cibus

Cibus is a leading agricultural technology company that develops and licenses plant traits to seed companies for royalties. Cibus is a leader in the new era of gene-edited trait development, where plant traits (or specific genetic characteristics) that are indistinguishable from traits developed using traditional breeding are now created using gene editing. A key element of Cibus’ technology breakthrough is its patented RTDS® technology platform: the Trait Machine™— the industry’s first semi-automated stand-alone trait production facility. Cibus’ Trait Machine™ materially changes the speed, breadth and scale of trait development. This breakthrough is central to Cibus’ vision for the Future of Breeding: “High Throughput Gene Editing Systems operating as an extension of seed company breeding programs”. The ability to develop complex traits at a fraction of the time and cost of conventional breeding will be critical for addressing the sustainability challenges presented by Climate Change.

For more information, visit www.cibus.com.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of applicable securities laws, including The Private Securities Litigation Reform Act of 1995. All statements, other than statements of present or historical fact included herein, including statements regarding the benefits of the merger, Cibus’ operational and financial performance, and Cibus’ strategy, future operations, prospects and plans, are forward-looking statements. Forward-looking statements may be identified by words such as “anticipate,” “believe,” “intend”, “expect,” “plan,” “scheduled,” “could,” “would” and “will,” or the negative of these and similar expressions.

These forward-looking statements are based on the current expectations and assumptions of Cibus’ management about future events, which are based on currently available information. These forward-looking statements are subject to numerous risks and uncertainties, many of which are difficult to predict and beyond the control of Cibus. There are many factors that could cause Cibus’ actual results, level of activity, performance or achievements to differ materially from those expressed or implied by forward-looking statements, including factors related to: (i) risks associated with the possible failure to realize certain anticipated benefits of the transactions contemplated by the merger (the “Transactions”), including with respect to future financial and operating results; (ii) the effect of the completion of the Transactions on Cibus’ business relationships, operating results and business generally; (iii) the outcome of any litigation related to the merger agreement or Transactions; (iv) competitive responses to the Transactions and changes in expected or existing competition; (v) challenges to Cibus’ intellectual property protection and unexpected costs associated with defending Cibus’ intellectual property rights; (vi) increased or unanticipated time and resources required for Cibus’ platform or trait product development efforts; (vii) Cibus’ reliance on third parties in connection with its development activities; (viii) Cibus’ ability to effectively license its productivity traits and sustainable ingredient products; (ix) the recognition of value in Cibus’ products by farmers, and the ability of farmers and processors to work effectively with crops containing Cibus’ traits; (x) Cibus’ ability to produce high-quality plants and seeds cost effectively on a large scale; (xi) Cibus’ need for additional funding to finance its activities and challenges in obtaining additional capital on acceptable terms, or at all; (xii) Cibus’ dependence on distributions from Cibus Global to pay taxes and cover Cibus’ corporate and overhead expenses; (xiii) regulatory developments that disfavor or impose significant burdens on gene-editing processes or products; (xiv) Cibus’ ability to achieve commercial success; (xv) commodity prices and other market risks facing the agricultural sector; and (xvi) technological developments that could render Cibus’ technologies obsolete . In addition to these factors, other known and unknown risks and uncertainties may adversely affect such forward-looking statements and cause Cibus’ actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. In addition, the forward-looking statements included in this press release represent Cibus’ views as of the date hereof. Cibus specifically disclaims any obligation to update such forward-looking statements in the future, except as required under applicable law. These forward-looking statements should not be relied upon as representing Cibus’ views as of any date subsequent to the date hereof.

Contacts

Investor Relations:

Karen Troeber

ktroeber@cibus.com

858-450-2636

Media Relations:

Colin Sanford

colin@bioscribe.com

203-918-4347